CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND

Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

Supplement dated November 1, 2023, to the

Summary Prospectus dated January 31, 2023, and

Statutory Prospectus dated January 31, 2023

Effective December 15, 2023, the information in the section titled “Purchase and Sale of Fund Shares” beginning on page 5 of the Summary Prospectus and page 6 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with City National Securities, non-managed brokerage accounts maintained at City National Securities, and other institutional investors/agents approved by the Adviser. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”).

The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.